This supplement is required by the Division of Securities of the State of Ohio

United Accumulative Fund does not meet all the requirements of Ohio Administrative Code 1301:6-3-09(E). United Accumulative Fund may invest more than 15% of its assets in restricted securities, including those determined to be liquid pursuant to guidelines established by or under the direction of the Corporation's Board of Directors.

To be attached to the front cover of United Funds, Inc. Class Y prospectus dated March 31, 1996.

This supplement is dated March 31, 1996.

NUS1138-Y(3-96)